SUB-ITEM 77Q1(e)

                             WELLS FARGO FUNDS TRUST
                          INVESTMENT ADVISORY AGREEMENT

                                   SCHEDULE A

---------------------------------------------------------- ---------------------------------------------

FUNDS                                                         Fee as % of Avg. Daily Net Asset Value

                                                           ---------------------------------------------
                                                            Prior to 8/1/04       Effective 8/1/04

---------------------------------------------------------- ------------------ -------------- -----------
1.       Asset Allocation Fund                                  0.75           0-499M          0.65
                                                                               500-999M        0.60
                                                                               1-2.99B         0.55
                                                                               3-4.99B         0.525
                                                                               >4.99B          0.50
---------------------------------------------------------- ------------------ -------------- -----------
2.       California Limited Term Tax-Free Fund                  0.40           0-499M          0.40
                                                                               500-999M        0.35
                                                                               1-2.99B         0.30
                                                                               3-4.99B         0.275
                                                                               >4.99B          0.25
---------------------------------------------------------- ------------------ -------------- -----------
3.       California Tax-Free Fund                               0.40           0-499M          0.40
                                                                               500-999M        0.35
                                                                               1-2.99B         0.30
                                                                               3-4.99B         0.275
                                                                               >4.99B          0.25
---------------------------------------------------------- ------------------ -------------- -----------
4.       California Tax-Free Money Market Fund                  0.30           0-499M          0.30
                                                                               500-999M        0.30
                                                                               1-2.99B         0.275
                                                                               3-4.99B         0.275
                                                                               >4.99B          0.25
---------------------------------------------------------- ------------------ --------------------------
5.       California Tax-Free Money Market Trust                 0.00                  No change
---------------------------------------------------------- ------------------ --------------------------
6.       Cash Investment Money Market Fund                      0.10                  No change
---------------------------------------------------------- ------------------ -------------- -----------
7.       Colorado Tax-Free Fund                                 0.40           0-499M          0.40
                                                                               500-999M        0.35
                                                                               1-2.99B         0.30
                                                                               3-4.99B         0.275
                                                                               >4.99B          0.25
---------------------------------------------------------- ------------------ -------------- -----------
8.       C&B Large Cap Value Fund                                0.75          0-499M          0.75
                                                                               500-999M        0.70
                                                                               1-2.99B         0.65
                                                                               3-4.99B         0.625
                                                                               >4.99B          0.60
---------------------------------------------------------- ------------------ -------------- -----------

---------------------------------------------------------- ---------------------------------------------

FUNDS                                                         Fee as % of Avg. Daily Net Asset Value

                                                           ------------------ --------------------------
                                                            Prior to 8/1/04       Effective 8/1/04

---------------------------------------------------------- ------------------ -------------- -----------
9.       C&B Mid Cap Value Fund                                  0.75          0-499M          0.75
                                                                               500-999M        0.70
                                                                               1-2.99B         0.65
                                                                               3-4.99B         0.625
                                                                               >4.99B          0.60
---------------------------------------------------------- ------------------ -------------- -----------
10.      C&B Tax-Managed Value Fund                              0.75          0-499M          0.75
                                                                               500-999M        0.70
                                                                               1-2.99B         0.65
                                                                               3-4.99B         0.625
                                                                               >4.99B          0.60
---------------------------------------------------------- ---------------------------------------------
11.      Diversified Bond Fund                                  Based on a blended fee rate of the
                                                                   advisory fees charged by the
                                                                     Wells Fargo Master Trust
                                                                            Portfolios.
---------------------------------------------------------- ---------------------------------------------
12.      Diversified Equity Fund                                Based on a blended fee rate of the
                                                                   advisory fees charged by the
                                                                     Wells Fargo Master Trust
                                                                            Portfolios.
---------------------------------------------------------- ---------------------------------------------
13.      Diversified Small Cap Fund                             Based on a blended fee rate of the
                                                                   advisory fees charged by the
                                                                     Wells Fargo Master Trust
                                                                            Portfolios.
---------------------------------------------------------- ------------------ -------------- -----------
14.      Equity Income Fund                                     0.75           0-499M          0.75
                                                                               500-999M        0.70
                                                                               1-2.99B         0.65
                                                                               3-4.99B         0.625
                                                                               >4.99B          0.60
---------------------------------------------------------- ------------------ -------------- -----------
15.      Equity Index Fund                                      0.15           0-499M          0.10
                                                                               500-999M        0.10
                                                                               1-2.99B         0.075
                                                                               3-4.99B         0.075
                                                                               >4.99B          0.05
---------------------------------------------------------- ------------------ --------------------------
16.      Government Money Market Fund                           0.10                  No change
---------------------------------------------------------- ---------------------------------------------
17.      Growth Balanced Fund                                   Based on a blended fee rate of the
                                                                   advisory fees charged by the
                                                                     Wells Fargo Master Trust
                                                                            Portfolios.
---------------------------------------------------------- ---------------------------------------------

---------------------------------------------------------- ---------------------------------------------

FUNDS                                                         Fee as % of Avg. Daily Net Asset Value

                                                           ------------------ --------------------------
                                                            Prior to 8/1/04       Effective 8/1/04

---------------------------------------------------------- ------------------ -------------- -----------
18.      Growth Equity Fund
                                                                Based on a blended fee rate of the
                                                                   advisory fees charged by the
                                                                     Wells Fargo Master Trust
                                                                            Portfolios.
---------------------------------------------------------- ---------------------------------------------
19.      Growth Fund                                            0.75           0-499M          0.75
                                                                               500-999M        0.70
                                                                               1-2.99B         0.65
                                                                               3-4.99B         0.625
                                                                               >4.99B          0.60
---------------------------------------------------------- ------------------ -------------- -----------
20.      High Yield Bond Fund                                   0.60           0-499M          0.55
                                                                               500-999M        0.50
                                                                               1-2.99B         0.45
                                                                               3-4.99B         0.425
                                                                               >4.99B          0.40
---------------------------------------------------------- ------------------ -------------- -----------
21.      Income Fund                                            0.50           0-499M          0.45
                                                                               500-999M        0.40
                                                                               1-2.99B         0.35
                                                                               3-4.99B         0.325
                                                                               >4.99B          0.30
---------------------------------------------------------- ------------------ -------------- -----------
22.      Income Plus Fund                                       0.60           0-499M          0.55
                                                                               500-999M        0.50
                                                                               1-2.99B         0.45
                                                                               3-4.99B         0.425
                                                                               >4.99B          0.40
---------------------------------------------------------- ------------------ -------------- -----------
23.      Index Allocation Fund                                  0.75           0-499M          0.65
                                                                               500-999M        0.60
                                                                               1-2.99B         0.55
                                                                               3-4.99B         0.525
                                                                               >4.99B          0.50
---------------------------------------------------------- ------------------ -------------- -----------
24.      Index Fund                                             0.15           0-499M          0.10
                                                                               500-999M        0.10
                                                                               1-2.99B         0.075
                                                                               3-4.99B         0.075
                                                                               >4.99B          0.05
---------------------------------------------------------- ------------------ -------------- -----------
25.      Inflation-Protected Bond Fund                          0.50           0-499M          0.45
                                                                               500-999M        0.40
                                                                               1-2.99B         0.35
                                                                               3-4.99B         0.325
                                                                               >4.99B          0.30
---------------------------------------------------------- ------------------ -------------- -----------
26.      Intermediate Government Income Fund                    0.50           0-499M          0.45
                                                                               500-999M        0.40
                                                                               1-2.99B         0.35
                                                                               3-4.99B         0.325
                                                                               >4.99B          0.30
---------------------------------------------------------- ------------------ -------------- -----------

---------------------------------------------------------- ---------------------------------------------

FUNDS                                                         Fee as % of Avg. Daily Net Asset Value

                                                           ------------------ --------------------------
                                                            Prior to 8/1/04       Effective 8/1/04

---------------------------------------------------------- ------------------ -------------- -----------
27.      International Equity Fund                              1.00           0-499M          0.95
                                                                               500-999M        0.90
                                                                               1-2.99B         0.85
                                                                               3-4.99B         0.825
                                                                               >4.99B          0.80
---------------------------------------------------------- ------------------ -------------- -----------
28.      Large Cap Appreciation Fund                            0.70           0-499M          0.70
                                                                               500-999M        0.70
                                                                               1-2.99B         0.65
                                                                               3-4.99B         0.625
                                                                               >4.99B          0.60
---------------------------------------------------------- ------------------ -------------- -----------
29.      Large Cap Value Fund                                   0.75           0-499M          0.75
                                                                               500-999M        0.70
                                                                               1-2.99B         0.65
                                                                               3-4.99B         0.625
                                                                               >4.99B          0.60
---------------------------------------------------------- ------------------ -------------- -----------
30.      Large Company Growth Fund                              0.75           0-499M          0.75
                                                                               500-999M        0.70
                                                                               1-2.99B         0.65
                                                                               3-4.99B         0.625
                                                                               >4.99B          0.60
---------------------------------------------------------- ------------------ -------------- -----------
31.      Limited Term Government Income Fund                    0.50           0-499M          0.45
                                                                               500-999M        0.40
                                                                               1-2.99B         0.35
                                                                               3-4.99B         0.325
                                                                               >4.99B          0.30
---------------------------------------------------------- ------------------ -------------- -----------
32.      Liquidity Reserve Money Market Fund                    0.35           0-499M          0.30
                                                                               500-999M        0.30
                                                                               1-2.99B         0.275
                                                                               3-4.99B         0.275
                                                                               >4.99B          0.25
---------------------------------------------------------- ------------------ -------------- -----------
33.      Minnesota Money Market Fund                            0.30           0-499M          0.30
                                                                               500-999M        0.30
                                                                               1-2.99B         0.275
                                                                               3-4.99B         0.275
                                                                               >4.99B          0.25
---------------------------------------------------------- ------------------ -------------- -----------
34.      Minnesota Tax-Free Fund                                0.40           0-499M          0.40
                                                                               500-999M        0.35
                                                                               1-2.99B         0.30
                                                                               3-4.99B         0.275
                                                                               >4.99B          0.25
---------------------------------------------------------- ---------------------------------------------
35.      Moderate Balanced Fund1                                Based on a blended fee rate of the
                                                                   advisory fees charged by the
                                                                     Wells Fargo Master Trust
                                                                            Portfolios.
---------------------------------------------------------- ---------------------------------------------

---------------------------------------------------------- ---------------------------------------------

FUNDS                                                         Fee as % of Avg. Daily Net Asset Value

                                                           ------------------ --------------------------
                                                            Prior to 8/1/04       Effective 8/1/04

---------------------------------------------------------- ------------------ -------------- -----------
---------------------------------------------------------- ------------------ -------------- -----------
36.      Money Market Fund                                      0.40           0-499M          0.30
                                                                               500-999M        0.30
                                                                               1-2.99B         0.275
                                                                               3-4.99B         0.275
                                                                               >4.99B          0.25
---------------------------------------------------------- ------------------ --------------------------
37.      Money Market Trust                                     0.00                  No change
---------------------------------------------------------- ------------------ -------------- -----------
38.      Montgomery Emerging Markets Focus Fund                 1.10           0-499M          1.10
                                                                               500-999M        1.05
                                                                               1-2.99B         1.00
                                                                               3-4.99B         0.975
                                                                               >4.99B          0.95
---------------------------------------------------------- ------------------ -------------- -----------
39.      Montgomery Institutional Emerging Markets Fund         1.10           0-499M          1.10
                                                                               500-999M        1.05
                                                                               1-2.99B         1.00
                                                                               3-4.99B         0.975
                                                                               >4.99B          0.95
---------------------------------------------------------- ------------------ -------------- -----------
40.      Montgomery Mid Cap Growth Fund                         0.75           0-499M          0.75
                                                                               500-999M        0.70
                                                                               1-2.99B         0.65
                                                                               3-4.99B         0.625
                                                                               >4.99B          0.60
---------------------------------------------------------- ------------------ -------------- -----------
41.      Montgomery Short Duration Government Bond Fund         0.50           0-499M          0.45
                                                                               500-999M        0.40
                                                                               1-2.99B         0.35
                                                                               3-4.99B         0.325
                                                                               >4.99B          0.30
---------------------------------------------------------- ------------------ -------------- -----------
42.      Montgomery Small Cap Fund                              0.90           0-499M          0.90
                                                                               500-999M        0.85
                                                                               1-2.99B         0.80
                                                                               3-4.99B         0.775
                                                                               >4.99B          0.75
---------------------------------------------------------- ------------------ -------------- -----------
43.      Montgomery Total Return Bond Fund                      0.50           0-499M          0.45
                                                                               500-999M        0.40
                                                                               1-2.99B         0.35
                                                                               3-4.99B         0.325
                                                                               >4.99B          0.30
---------------------------------------------------------- ------------------ -------------- -----------
44.      National Limited Term Tax-Free Fund                    0.40           0-499M          0.40
                                                                               500-999M        0.35
                                                                               1-2.99B         0.30
                                                                               3-4.99B         0.275
                                                                               >4.99B          0.25
---------------------------------------------------------- ------------------ -------------- -----------

---------------------------------------------------------- ---------------------------------------------

FUNDS                                                         Fee as % of Avg. Daily Net Asset Value

                                                           ------------------ --------------------------
                                                            Prior to 8/1/04       Effective 8/1/04

---------------------------------------------------------- ------------------ -------------- -----------
45.      National Tax-Free Fund                                 0.40           0-499M          0.40
                                                                               500-999M        0.35
                                                                               1-2.99B         0.30
                                                                               3-4.99B         0.275
                                                                               >4.99B          0.25
---------------------------------------------------------- ------------------ --------------------------
46.      National Tax-Free Money Market Fund                    0.10                  No change
---------------------------------------------------------- ------------------ --------------------------
47.      National Tax-Free Money Market Trust                   0.00                  No change
---------------------------------------------------------- ------------------ --------------------------
48.      Nebraska Tax-Free Fund                                 0.50           0-499M          0.40
                                                                               500-999M        0.35
                                                                               1-2.99B         0.30
                                                                               3-4.99B         0.275
                                                                               >4.99B          0.25
---------------------------------------------------------- ------------------ -------------- -----------
49.      Outlook Today Fund                                     0.70           0-499M          0.65
                                                                               500-999M        0.60
                                                                               1-2.99B         0.55
                                                                               3-4.99B         0.525
                                                                               >4.99B          0.50
---------------------------------------------------------- ------------------ -------------- -----------
50.      Outlook 2010 Fund                                      0.70           0-499M          0.65
                                                                               500-999M        0.60
                                                                               1-2.99B         0.55
                                                                               3-4.99B         0.525
                                                                               >4.99B          0.50
---------------------------------------------------------- ------------------ -------------- -----------
51.      Outlook 2020 Fund                                      0.70           0-499M          0.65
                                                                               500-999M        0.60
                                                                               1-2.99B         0.55
                                                                               3-4.99B         0.525
                                                                               >4.99B          0.50
---------------------------------------------------------- ------------------ -------------- -----------
52.      Outlook 2030 Fund                                      0.70           0-499M          0.65
                                                                               500-999M        0.60
                                                                               1-2.99B         0.55
                                                                               3-4.99B         0.525
                                                                               >4.99B          0.50
---------------------------------------------------------- ------------------ -------------- -----------
53.      Outlook 2040 Fund                                      0.70           0-499M          0.65
                                                                               500-999M        0.60
                                                                               1-2.99B         0.55
                                                                               3-4.99B         0.525
                                                                               >4.99B          0.50
---------------------------------------------------------- ------------------ -------------- -----------

---------------------------------------------------------- ---------------------------------------------

FUNDS                                                         Fee as % of Avg. Daily Net Asset Value

                                                           ------------------ --------------------------
                                                            Prior to 8/1/04       Effective 8/1/04

---------------------------------------------------------- ------------------ -------------- -----------
54.      Overland Express Sweep Fund                            0.45           0-499M          0.30
                                                                               500-999M        0.30
                                                                               1-2.99B         0.275
                                                                               3-4.99B         0.275
                                                                               >4.99B          0.25
---------------------------------------------------------- ------------------ -------------- -----------
55.      Overseas Fund                                          1.00           0-499M          0.95
                                                                               500-999M        0.90
                                                                               1-2.99B         0.85
                                                                               3-4.99B         0.825
                                                                               >4.99B          0.80
---------------------------------------------------------- ------------------ --------------------------
56.      Prime Investment Money Market Fund                     0.10                  No change
---------------------------------------------------------- ------------------ -------------- -----------
57.      SIFE Specialized Financial Services Fund               0.95           0-499M          0.95
                                                                               500-999M        0.90
                                                                               1-2.99B         0.85
                                                                               3-4.99B         0.825
                                                                               >4.99B          0.80
---------------------------------------------------------- ------------------ -------------- -----------
58.      Small Cap Growth Fund                                  0.90           0-499M          0.90
                                                                               500-999M        0.85
                                                                               1-2.99B         0.80
                                                                               3-4.99B         0.775
                                                                               >4.99B          0.75
---------------------------------------------------------- ------------------ -------------- -----------
59.      Small Cap Opportunities Fund                           0.90           0-499M          0.90
                                                                               500-999M        0.85
                                                                               1-2.99B         0.80
                                                                               3-4.99B         0.775
                                                                               >4.99B          0.75
---------------------------------------------------------- ------------------ -------------- -----------
60.      Small Company Growth Fund                              0.90           0-499M          0.90
                                                                               500-999M        0.85
                                                                               1-2.99B         0.80
                                                                               3-4.99B         0.775
                                                                               >4.99B          0.75
---------------------------------------------------------- ------------------ -------------- -----------
61.      Small Company Value Fund                               0.90           0-499M          0.90
                                                                               500-999M        0.85
                                                                               1-2.99B         0.80
                                                                               3-4.99B         0.775
                                                                               >4.99B          0.75
---------------------------------------------------------- ------------------ -------------- -----------
62.      Specialized Health Sciences Fund                       0.95           0-499M          0.95
                                                                               500-999M        0.90
                                                                               1-2.99B         0.85
                                                                               3-4.99B         0.825
                                                                               >4.99B          0.80
---------------------------------------------------------- ------------------ -------------- -----------

---------------------------------------------------------- ---------------------------------------------

FUNDS                                                         Fee as % of Avg. Daily Net Asset Value

                                                           ------------------ --------------------------
                                                            Prior to 8/1/04       Effective 8/1/04

---------------------------------------------------------- ------------------ -------------- -----------
63.      Specialized Technology Fund                            1.05           0-499M          1.05
                                                                               500-999M        1.00
                                                                               1-2.99B         0.95
                                                                               3-4.99B         0.925
                                                                               >4.99B          0.90
---------------------------------------------------------- ------------------ -------------- -----------
64.      Stable Income Fund                                     0.50           0-499M          0.45
                                                                               500-999M        0.40
                                                                               1-2.99B         0.35
                                                                               3-4.99B         0.325
                                                                               >4.99B          0.30
---------------------------------------------------------- ---------------------------------------------
65.       Strategic Growth Allocation Fund                      Based on a blended fee rate of the
                                                                   advisory fees charged by the
                                                                     Wells Fargo Master Trust
                                                                            Portfolios.
---------------------------------------------------------- ---------------------------------------------
66.      Strategic Income Fund                                  Based on a blended fee rate of the
                                                                   advisory fees charged by the
                                                                     Wells Fargo Master Trust
                                                                            Portfolios.
---------------------------------------------------------- ---------------------------------------------
67.      Tactical Maturity Bond Fund                            0.50           0-499M          0.45
                                                                               500-999M        0.40
                                                                               1-2.99B         0.35
                                                                               3-4.99B         0.325
                                                                               >4.99B          0.30
---------------------------------------------------------- ------------------ --------------------------
68.      Treasury Plus Money Market Fund                        0.10                  No change
---------------------------------------------------------- ------------------ --------------------------
69.      WealthBuilder Conservative Allocation Portfolio        0.20           0-499M          0.20
                                                                               500-999M        0.20
                                                                               1-2.99B         0.175
                                                                               3-4.99B         0.175
                                                                               >4.99B          0.15
---------------------------------------------------------- ------------------ -------------- -----------
70.      WealthBuilder Equity Portfolio                         0.35           0-499M          0.20
                                                                               500-999M        0.20
                                                                               1-2.99B         0.175
                                                                               3-4.99B         0.175
                                                                               >4.99B          0.15
---------------------------------------------------------- ------------------ -------------- -----------
71.      WealthBuilder Growth Allocation Portfolio              0.20           0-499M          0.20
                                                                               500-999M        0.20
                                                                               1-2.99B         0.175
                                                                               3-4.99B         0.175
                                                                               >4.99B          0.15
---------------------------------------------------------- ------------------ -------------- -----------

---------------------------------------------------------- ---------------------------------------------

FUNDS                                                         Fee as % of Avg. Daily Net Asset Value

                                                           ------------------ --------------------------
                                                            Prior to 8/1/04       Effective 8/1/04

---------------------------------------------------------- ------------------ -------------- -----------
72.      WealthBuilder Growth Balanced Portfolio                0.35           0-499M          0.20
                                                                               500-999M        0.20
                                                                               1-2.99B         0.175
                                                                               3-4.99B         0.175
                                                                               >4.99B          0.15
---------------------------------------------------------- ------------------ -------------- -----------
73.      WealthBuilder Moderate Balanced Portfolio              0.20           0-499M          0.20
                                                                               500-999M        0.20
                                                                               1-2.99B         0.175
                                                                               3-4.99B         0.175
                                                                               >4.99B          0.15
---------------------------------------------------------- ------------------ -------------- -----------
74.      WealthBuilder Tactical Equity Portfolio                0.35           0-499M          0.20
                                                                               500-999M        0.20
                                                                               1-2.99B         0.175
                                                                               3-4.99B         0.175
                                                                               >4.99B]         0.15
---------------------------------------------------------- ------------------ -------------- -----------
75.      100% Treasury Money Market Fund                        0.35           0-499M          0.30
                                                                               500-999M        0.30
                                                                               1-2.99B         0.275
                                                                               3-4.99B         0.275
                                                                               >4.99B          0.25
---------------------------------------------------------- ------------------ -------------- -----------

Most Recent annual agreement approval by the Board of Trustees: May 18, 2004 Schedule A amended: August 10, 2004

         The foregoing fee schedule is agreed to as of August 10, 2004 and shall remain in effect until changed in writing by the parties.

                                            WELLS FARGO FUNDS TRUST

                                            By:   /s/ C. David Messman
                                               ------------------------------
                                               C. David Messman
                                               Secretary

                                            WELLS FARGO FUNDS MANAGEMENT, LLC

                                            By:  /s/ Andrew Owen
                                               ------------------------------
                                               Andrew Owen
                                               Senior Vice President